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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2022
Karat Packaging Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40336	83-2237832
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)
6185 Kimball Avenue, Chino, CA 91708
(Address of principal executive offices) (Zip Code)
(626) 965-8882
Registrant’s telephone number, including area code:
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KRT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

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Item 1.01. Entry into a Material Definitive Agreement

On April 6, 2022, Lollicup USA Inc., a wholly-owned subsidiary of Karat Packaging Inc. (the “Company”) entered into a definitive joint venture agreement (the “JV Agreement”) with Happiness Moon Co., Ltd., a Taiwanese company (“Happiness Moon”), whereby the Company and Happiness Moon will jointly establish Green Earth Technology (“Green Earth”) a new Taiwanese corporation. Green Earth will build and operate an approximately 180,000 square foot manufacturing facility (the “Facility”) in Taiwan that will manufacture compostable foodservice products from bagasse.

The Company will invest approximately $6 million for a 49% interest in Green Earth, which capital shall be contributed to Green Earth in three tranches as follows:

a.approximately $2 million within two weeks of signing of the JV Agreement;
b.approximately $2 million upon the completion of the Facility and installation of manufacturing machinery and equipment in the Facility; and
c.approximately $2 million upon the commencement of mass production in the Facility.

The JV Agreement stipulates a 20% investment return guarantee for the Company and provides that Company may, in certain circumstances as described in the JV Agreement, elect to terminate the JV Agreement and withdraw the amount then invested. Depending on the amount contributed by the Company in the three tranches set forth above, upon notice of termination, Happiness Moon shall be obligated to return such investment amount to the Company plus 5% per annum within one, two or three years respectively of such notice.

The Company and Happiness Moon shall each appoint one member to the three-member board of directors, with the third member being an attorney in Taiwan to be designated. There shall also be a board observer.

The description of the JV Agreement contained in this Form 8-K does not purport to be complete and is qualified in its entirety by reference to the JV Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Agreement, dated April 6, 2022, by and between Lollicup USA Inc. and Happiness Moon Co., Ltd. (English Translation)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2022	KARAT PACKAGING INC.

	By:	/s/ Jian Guo
Jian Guo
Chief Financial Officer
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